Exhibit 99.1
QlikTech Promotes Les Bonney to Chief Operating Officer
Radnor, Pennsylvania — March 14, 2011 — Qlik Technologies Inc. (QlikTech) (NASDAQ: QLIK), a leader in Business Discovery™— user-driven Business Intelligence, today announced that Les Bonney has been promoted to its newly created Chief Operating Officer position. Mr. Bonney will continue to report to QlikTech CEO Lars Björk and will continue to have responsibility for all global sales and field operations for the company.
“Since joining QlikTech in 2005, Les has consistently demonstrated his strategic leadership capabilities, growing and managing our global sales and field operations in order to capture significant growth,” said Bruce Golden, chairman of the Board of Directors of QlikTech. “As Chief Operating Officer, Les will leverage his skill sets to further scale QlikTech’s sales operations and improve efficiency and effectiveness of these revenue generating teams. I congratulate Les on his promotion and look forward to continuing to work with him and the rest of the executive team.”
Prior to joining QlikTech, Mr. Bonney served as Senior Vice President and General Manager Europe, Middle East and Africa markets of StreamServe, a document management company. Mr. Bonney is also formerly a Vice President for Northern Europe, Eastern Europe, Middle East and Africa, for Siebel Systems where he successfully managed the business from startup to a market leader. Prior to Siebel, he was Vice President and General Manager for Oracle Corp, responsible for establishing Oracle’s presence in Eastern Europe and managing Oracle’s Middle East and Africa businesses. Mr. Bonney received a B.Sc. in Marine Biology from James Cook University.
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About QlikTech
QlikTech (NASDAQ: QLIK) is a leader in Business Discovery™ — user-driven Business Intelligence (BI). QlikTech’s powerful, accessible Business Discovery™ solution bridges the gap between traditional business intelligence solutions and standalone office productivity applications. Its QlikView Business Discovery™ platform enables intuitive user-driven analysis that can be implemented in days or weeks rather than months, years, or not at all. The in-memory associative search technology it pioneered allows users to explore information freely rather than being confined to a predefined path of questions. QlikView Business Discovery™ works with existing BI applications and adds new capabilities: insight for everyone, zero-wait analysis, mobility, an app—like model, remixability and reassembly, and a social and collaborative experience. Headquartered in Radnor, Pennsylvania, QlikTech has offices around the world serving approximately 18,000 customers in over 100 countries.
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